SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



                                   Date of Report
                          (Date of earliest event reported)

                                  February 8, 2000

                             CONTINENTAL AIRLINES, INC.
               (Exact name of registrant as specified in its charter)


   Delaware                  0-09781                74-2099724
  (State of                (Commission            (IRS Employer
incorporation)             File Number)        Identification No.)




1600 Smith Street, Dept. HQSEO
      Houston, Texas                                      77002
(Address of principal executive offices)                (Zip Code)


                                   (713) 324-2950
                           (Registrant's telephone number,
                                including area code)

Item 5.   Other Events.

           (a) Effective as of February 8, 2000, Continental Airlines, Inc. (the "Company") adopted an amendment (the "Rights Agreement Amendment") to the Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent, dated as of November 20, 1998. The Rights Agreement Amendment provides for an exception to the "Acquiring Person" definition in the Rights Agreement that permits an Institutional Investor (as defined in the Rights Agreement Amendment) to be or become the beneficial owner of common stock of the Company representing less than 20% of the voting power of the common stock then outstanding without becoming an Acquiring Person, as long as the Institutional Investor continues to meet the definition of such term as set forth in the Rights Agreement Amendment. Generally, an Institutional Investor is defined as a person who, as of January 31, 2000, beneficially owned more than 14% of the voting power of the common stock then outstanding and had a Schedule 13G on file with the Securities and Exchange Commission with respect to its holdings and is principally engaged in the business of managing investment funds for unaffiliated securities investors, acquires the common stock pursuant to trading activities undertaken in the ordinary course of such person's business and not with the purpose or effect of exercising or influencing control over the Company, and is not obligated to and does not file a Schedule 13D with respect to securities of the Company. If the Board of Directors of the Company determines in good faith that a person no longer meets the Institutional Investor definition, then such person shall as promptly as practicable divest itself of a sufficient number of shares of common stock so that such person beneficially owns less than 15% of the voting power of the common stock then outstanding. If the Board of Directors determines in good faith that such person does not so divest itself of common shares, then such person will be or become an Acquiring Person under the Rights Agreement.

           (b) In conjunction with the Rights Agreement Amendment, the Company, Northwest Airlines Corporation, a Delaware corporation (formerly Newbridge Parent Corporation, a Delaware corporation) ("Northwest"), and Northwest Airlines Holdings Corporation, a Delaware corporation (formerly Northwest Airlines Corporation, a Delaware corporation) ("Holdings"), entered into an Amended and Restated Governance Agreement, dated as of February 8, 2000 (the "Amended and Restated Governance Agreement"). The Amended and Restated Governance Agreement restated the Governance Agreement, dated as of January 25, 1998, among the Company, Northwest and Holdings, as amended by the First Amendment, dated as of March 2, 1998, and by the Second Amendment, dated as of November 20, 1998 (the "Governance Agreement"). The Amended and Restated Governance Agreement also amended the Governance Agreement to add the following definition of "Institutional Investor":

           "Institutional Investor" shall mean (i) a Person who is an "Institutional Investor," as that term is defined in the Rights Agreement, provided that such Person has not also become an "Acquiring Person," as that term is defined in the Rights Agreement or (ii) a Person who was an Institutional Investor, as that term is defined in the Rights Agreement, but ceased to be an Institutional Investor pursuant to the second to last sentence of the definition of "Acquiring Person" set forth in the Rights Agreement, provided that such Person has not (x) become an Acquiring Person as the result of a determination made by the Board of Directors in accordance with the last sentence of the definition of "Acquiring Person" set forth in the Rights Agreement or (y) otherwise become an "Acquiring Person" under the Rights Agreement.

The Amended and Restated Governance Agreement also added to the Governance Agreement: the phrase "or (3) an Institutional Investor (while an Institutional Investor)" to Section 1.01(a)(A) of the Governance Agreement; the phrase "that the threshold for an Institutional Investor shall be 20%, and further provided" to
Section 7.01(c) of the Governance Agreement; and the following sentence to the end of Section 7.01(c) of the Governance Agreement:
"Parent agrees and acknowledges that the Rights Agreement is an Eligible Rights Plan."

           (c) In conjunction with the Rights Agreement Amendment and the Amended and Restated Governance Agreement, the Company,
Northwest and Holdings entered into the First Amendment to Supplemental Agreement, dated as of February 8, 2000 (the
"Supplemental Agreement Amendment").  The Supplemental Agreement
Amendment reflected amendments made in the Amended and Restated
Governance Agreement and the Rights Agreement Amendment.

           (d) The Company and Northwest also entered into the First Amendment to Northwest Airlines/Air Partners Voting Trust
Agreement, dated as of February 8, 2000, to reflect amendments made in the Amended and Restated Governance Agreement and the Rights
Agreement Amendment.

Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits

                 4.1 First Amendment to Rights Agreement, dated as of February 8, 2000, between Continental
                         Airlines, Inc. and Harris Trust and Savings
                         Bank.

                 99.1 First Amendment to Northwest Airlines/Air Partners Voting Trust Agreement, dated as of February 8, 2000, between the Company and Northwest Airlines Corporation.

                 99.2 Amended and Restated Governance Agreement, dated as of February 8, 2000, among the Company, Northwest Airlines Corporation and Northwest Airlines Holdings Corporation.

                99.3    First Amendment to Supplemental Agreement,
                         dated as of February 8, 2000, among the
                         Company, Northwest Airlines Corporation and
                         Northwest Airlines Holdings Corporation.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CONTINENTAL AIRLINES, INC.


                                By:   /s/ Jeffery A. Smisek
                                   Name:  Jeffery A. Smisek
                                   Title: Executive Vice President,
                                         General Counsel and Secretary


Dated:  February 8, 2000

EXHIBIT INDEX


Exhibit                         Description

4.1 First Amendment to Rights Agreement, dated as of February 8, 2000, between Continental Airlines, Inc. and Harris Trust and Savings Bank.

99.1 First Amendment to Northwest Airlines/Air Partners Voting Trust Agreement, dated as of February 8, 2000, between the Company and Northwest Airlines Corporation.

99.2 Amended and Restated Governance Agreement, dated as of February 8, 2000, among the Company, Northwest Airlines Corporation and Northwest Airlines Holdings Corporation.

99.3 First Amendment to Supplemental Agreement, dated as of February 8, 2000, among the Company, Northwest Airlines Corporation and Northwest Airlines Holdings Corporation.

                                                     EXHIBIT 4.1

                        FIRST AMENDMENT TO RIGHTS AGREEMENT

                                       BETWEEN

                             CONTINENTAL AIRLINES, INC.

                                         AND

                            HARRIS TRUST AND SAVINGS BANK


      THIS FIRST AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of this 8th day of February, 2000 by and between CONTINENTAL AIRLINES, INC., a Delaware corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as rights agent (the "Rights Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the "Rights Agreement" (as defined below).

      WHEREAS, the Company and the Rights Agent are parties to the Rights Agreement dated as of November 20, 1998 (the "Rights
Agreement"); and

      WHEREAS, the Company has determined that the amendments to the Rights Agreement set forth herein are desirable and directed the Rights Agent to agree to such amendments; and

      WHEREAS, the amendments set forth herein have been approved by the Required Board Vote on February 8, 2000.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree that:

      1. The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement shall be amended and restated in its entirety as follows:

      "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall, after the Announcement Date, be or become the Beneficial Owner of Common Shares representing 15% or more of the Voting Power of the Common Shares of the Company then outstanding (or, if such Person is an Institutional Investor (as such term is hereinafter defined), 20% or more of the Voting Power of the Common Shares of the Company then outstanding). Notwithstanding the foregoing, no Person shall be or become an Acquiring Person (1) if such Person is an Exempt Person (so long as such Person remains an Exempt Person), (2) as the result of (A) an acquisition of Common Shares by the Company or (B) the conversion of Class A Common Shares into Class B Common Shares which, by reducing the number or Voting Power of shares outstanding, increases the Voting Power of the shares beneficially owned by such Person to 15% or more of the Voting Power of the Common Shares of the Company then outstanding (or, if such Person is an Institutional Investor, 20% or more of the Voting Power of the Common Shares of the Company then outstanding); provided, however, that if a Person shall so become the Beneficial Owner of Common Shares representing 15% or more of the Voting Power of the Common Shares of the Company then outstanding (or, if such Person is an Institutional Investor, 20% or more of the Voting Power of the Common Shares of the Company then outstanding) by reason of the acquisition of Common Shares by the Company or the conversion of Class A Common Shares into Class B Common Shares and shall, after such share purchases by the Company or such conversion, purchase or otherwise take action to cause it to become the Beneficial Owner of Common Shares representing an additional 1% of the Voting Power of the Common Shares of the Company then outstanding, then such Person shall be an Acquiring Person, or (3) if the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be an Acquiring Person for any purposes of this Agreement. Notwithstanding any of the foregoing, in the event that the Board of Directors determines in good faith that a Person no longer meets the requirements set forth in the definition of "Institutional Investor," then such Person shall as promptly as practicable divest itself of a sufficient number of Common Shares so that such Person beneficially owns Common Shares representing less than 15% of the Voting Power of the Common Shares then outstanding. If the Board of Directors determines in good faith that such Person does not divest itself of Common Shares in accordance with the requirements set forth in the prior sentence, then such Person shall be or become an "Acquiring Person" for any and all purposes of this Agreement.

      2. Section 1 of the Rights Agreement shall be amended to add the following definition of "Institutional Investor":

      "Institutional Investor" shall mean a Person who, as of January 31, 2000, was the Beneficial Owner of Common Shares representing more than 14% of the Voting Power of the Common Shares then outstanding and had a Schedule 13G on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Exchange Act with respect to such holdings, so long as such Person (i) is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such Person's duties as agent for fully managed accounts, holds or exercises voting or dispositive power over Common Shares of the Company, (ii) such Person acquires Beneficial Ownership of Common Shares of the Company pursuant to trading activities undertaken in the ordinary course of such Person's business and not with the purpose nor the effect, either alone or in concert with any Person, of exercising the power to direct or cause the direction of the management and policies of the Company or of otherwise changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) of the Exchange Act and (iii) if such Person is a Person included in Rule 13d-1(b)(1)(ii) of the Exchange Act, such Person is not obligated to, and does not, file a Schedule 13D with respect to the securities of the Company.

      3. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

      4. This Amendment is a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws thereof applicable to contracts to be made and performed entirely within such State.
This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties herein have caused this First Amendment to be duly executed and attested, all as of the date and year first above written.

                                         CONTINENTAL AIRLINES, INC.
Attest:


By: ___________________________          By: _________________________
     Name:                                     Name:
     Title:                                    Title:


                                               HARRIS TRUST AND SAVINGS BANK,
                                               Rights Agent
Attest:


By:  __________________________          By:   _________________________
     Name:                                     Name:
     Title:                                    Title:

                                                       EXHIBIT 99.1


                                  FIRST AMENDMENT
                                         TO
                          NORTHWEST AIRLINES/AIR PARTNERS
                               VOTING TRUST AGREEMENT


     THIS FIRST AMENDMENT TO NORTHWEST AIRLINES/AIR PARTNERS VOTING TRUST AGREEMENT (this "Amendment") is made as of this 8th day of February, 2000 among Continental Airlines, Inc., a Delaware corporation (the "Company"), and Northwest Airlines Corporation, a Delaware corporation formerly named Newbridge Parent Corporation ("NPC").

     WHEREAS, the Company, NPC, Northwest Airlines Holdings Corporation, a Delaware corporation formerly named Northwest Airlines Corporation ("NWA"), Air Partners, L.P., a Texas limited partnership ("Air Partners"), and Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), have entered into the Northwest Airlines/Air Partners Voting Trust Agreement dated as of the 20th day of November, 1998 (the "Voting Trust Agreement").

     WHEREAS, the Company has entered into the First Amendment to Rights Agreement, dated as of February 8, 2000, by and between the Company and Harris Trust and Savings Bank (the "Rights Agreement
Amendment").

     WHEREAS, NWA, NPC and the Company have entered into that certain Amended and Restated Governance Agreement dated as of February 8, 2000 (the "Amended and Restated Governance Agreement").

     WHEREAS, the Company and NPC have determined that it is desirable to amend the Voting Trust Agreement to reflect therein the amendments made in the Amended and Restated Governance
Agreement and the Rights Agreement Amendment.

     NOW THEREFORE, the Company and NPC intending to be legally bound, hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Voting Trust Agreement.

     2. The third recital in the Voting Trust Agreement shall be restated in its entirety as follows:

          WHEREAS, the Governance Agreement (as defined herein) requires NWA and NPC to cause Air Partners to deposit the shares of Class A Common Stock of which NWA and NPC have acquired beneficial ownership pursuant to the Investment
     Agreement (except for such 853,644 shares with respect to which NWA and NPC or their designees have been granted a proxy pursuant to the Investment Agreement) in a voting trust;

     3. The definition of "Governance Agreement" in Section 14 of the Voting Trust Agreement shall be amended and restated in its entirety as follows:

     "Governance Agreement" shall mean the Amended and Restated
     Governance Agreement, dated as of February 8, 2000, among the Company, NWA and NPC.

     4. The definition of "Rights Agreement" in Section 14 of the Voting Trust Agreement shall be amended and restated in its entirety as follows:

     "Rights Agreement" shall mean the Rights Agreement, dated as of November 20, 1998, as amended by the First Amendment to Rights Agreement, dated as of February 8, 2000, between the Company and Harris Trust and Savings Bank.

     5. This Amendment has been approved by the Company by the "Majority Vote" (as defined in the Voting Trust Agreement) and by
NPC.

     6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Voting Trust Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Northwest Airlines/Air Partners Voting Trust Agreement to be executed as of the date first referred to above.

                               NORTHWEST AIRLINES CORPORATION


                               By:
                                  Douglas M. Steenland
                                  Executive Vice President,
                                  General Counsel and Secretary


                               CONTINENTAL AIRLINES, INC.


                               By:
                                  Jeffery A. Smisek
                                  Executive Vice President,
                                  General Counsel and Secretary

                                                       EXHIBIT 99.2


                                AMENDED AND RESTATED
                                GOVERNANCE AGREEMENT

     This Amended and Restated Governance Agreement, dated as of February 8, 2000, among Continental Airlines, Inc., a Delaware corporation (the "Company"), Northwest Airlines Corporation, a Delaware corporation formerly named Newbridge Parent Corporation (the "Stockholder"), and Northwest Airlines Holdings Corporation, a Delaware corporation formerly named Northwest Airlines Corporation ("Parent").

     WHEREAS, the Company, the Stockholder and the Parent have entered into that certain Governance Agreement, dated as of January 25, 1998 (the "Original Governance Agreement"), as amended by the First Amendment dated as of March 2, 1998, and by the Second Amendment dated as of November 20, 1998 (such agreement, as so amended, the "Governance Agreement");

           WHEREAS, the Company, the Stockholder and the Parent wish to restate the Governance Agreement to incorporate into a single document amendments to the Original Governance Agreement and to amend further the Governance Agreement as set forth herein;

     WHEREAS, this Amended and Restated Governance Agreement has been approved by a Majority Vote (as defined herein).

     NOW, THEREFORE, the Company, the Stockholder and the Parent, intending to be legally bound, hereby agree as follows:

                                      SECTION 1
                                STANDSTILL AND VOTING

     Section 1.01.  Acquisition of Voting Securities.

     (a) Until the Standstill Termination Date, the Parent and the Stockholder each covenant and agree that they and their respective Affiliates will not Beneficially Own any Voting Securities in excess of the Permitted Percentage; provided that if any of the following events shall occur: (A) it is publicly disclosed that Voting Securities representing 15% or more of the Total Voting
Power have been acquired subsequent to the date hereof by any Person or 13D Group (other than (1) any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries or any Person holding Voting Securities for or pursuant to the terms of any such employee benefit plan or (2) the Parent or the Stockholder, or an Affiliate of, or any Person acting in concert with, the Parent or the Stockholder, or any Person that has been induced, in whole or in part, directly or indirectly, by the Parent, the Stockholder or the Voting Trust to make such acquisition or (3) an Institutional Investor (while an Institutional Investor)), or (B) a bona fide tender or exchange offer is made by any Person (other than the Company, the Parent, the Stockholder, or an Affiliate of, or any Person acting in concert with, or induced by, directly or indirectly, any of them) to purchase outstanding shares of Voting Securities representing
15% or more of the Total Voting Power and such offer is not withdrawn or terminated prior to the Stockholder acquiring additional Voting Securities, or (C) the Board of Directors shall approve the acquisition by any Person or 13D Group of Voting Securities that would otherwise trigger the adverse consequences of any stockholder rights plan of the Company that may at the time be in effect, then in any event referred to in clauses (A), (B) or (C) above, notwithstanding the foregoing provisions of this Section 1.01(a) or any other provisions of this Agreement, the Parent, the Stockholder and their Affiliates may acquire additional Voting Securities in any manner, whether in market purchases, privately negotiated transactions, a tender or exchange offer on any terms or in any other manner, and the Parent or the Stockholder may submit a competing proposal or a proposal for a merger or any other type of business combination.

     (b) Notwithstanding the provisions of Section 1.01(a), following the Closing and until the Standstill Termination Date, the Stockholder may purchase shares of Voting Securities in any manner in order to maintain at the Permitted Percentage its percentage of the Fully Diluted Voting Power.

     (c) Except as expressly provided herein, the Parent and the Stockholder shall not permit any Affiliate to Beneficially Own any Voting Securities in excess of the Permitted Percentage.

     (d) (i) Except as otherwise set forth in this subsection (d), if at any time the Parent or the Stockholder becomes aware that it and its Affiliates Beneficially Own more than the Permitted Percentage, then the Parent shall promptly notify the Company, and the Parent and the Stockholder, as appropriate, shall promptly take all action necessary to reduce the amount of Voting Securities Beneficially Owned by such Persons to an amount not greater than the Permitted Percentage.

           (ii) If the Voting Securities Beneficially Owned by the Stockholder and its Affiliates exceed the Permitted Percentage (A) solely by reason of repurchases of Voting Securities by the Company or (B) as a result of the transactions otherwise permitted by the terms of this Agreement, then the Stockholder shall not be required to reduce the amount of Voting Securities Beneficially Owned by such Persons and the percentage of the Fully Diluted Voting Power represented by the Voting Securities Beneficially Owned by such Persons shall become the Permitted Percentage.

           (iii) Notwithstanding the provisions of Section 1.01(a), if the Voting Securities Beneficially Owned by the Stockholder and its Affiliates exceed the Permitted Percentage solely by reason of the Parent's and the Stockholder's entering into (A) the Purchase Agreement dated as of March 2, 1998 (the "Barlow Agreement") among the Parent, the Stockholder, Barlow Investors III, LLC, a
California limited liability company ("Barlow"), and the guarantors signatory thereto, respecting the sale by Barlow of 979,000 shares of Class A Common Stock to the Stockholder, and (B) the Investment Agreement, and the purchase of (C) the 979,000 shares of Class A Common Stock pursuant to the Barlow Agreement, and (D) Voting Securities pursuant to the Investment Agreement, the Stockholder and its Affiliates shall not be required to reduce the amount of Voting Securities Beneficially Owned by such Persons; provided that the Permitted Percentage shall not be changed as a result thereof, and, if the Fully Diluted Voting Power of the Voting Securities Beneficially Owned by the Stockholder and its Affiliates is subsequently reduced to or below the Permitted Percentage, neither the Stockholder, the Parent, nor any of their respective Affiliates shall Beneficially Own any Voting Securities in excess of the Permitted Percentage after such reduction.

           (iv) Notwithstanding the provisions of Section 1.01(a), if the Voting Securities Beneficially Owned by the Stockholder and its Affiliates exceed the Permitted Percentage solely by reason of the conversion of shares of Class A Common Stock into shares of Class
B Common Stock by the holders thereof, the Stockholder and its Affiliates shall not be required to reduce the amount of Voting Securities Beneficially Owned by such Persons; provided that, the Permitted Percentage shall not be changed as a result of any such conversion, and if the Fully Diluted Voting Power of the Voting Securities Beneficially Owned by the Stockholder and its Affiliates is subsequently reduced to or below the Permitted Percentage, neither the Stockholder, the Parent, nor any of their respective Affiliates shall Beneficially Own any Voting Securities in excess of the Permitted Percentage after such reduction.

     Section 1.02. Restrictions on Transfer. Prior to the Standstill Termination Date, neither the Stockholder nor the Parent will Transfer or permit any of their respective Affiliates to Transfer any Voting Securities except for: (i) Transfers of Voting Securities pursuant to any tender or exchange offer to acquire Voting Securities approved and recommended by the Company's Board of Directors (which recommendation has not been withdrawn);
(ii) Transfers of Voting Securities to the Stockholder provided that such Voting Securities are immediately transferred to the public stockholders of the Stockholder by means of a pro rata dividend or other pro rata distribution; (iii) Transfers of Voting Securities by the Stockholder to any of its controlled Affiliates, provided that such Affiliate agrees to be bound by the provisions of this Agreement applicable to the Stockholder; (iv) Transfers of the Shares by the Voting Trust to the Stockholder upon termination of the Voting Trust; (v) Transfers of Voting Securities by the Stockholder pursuant to Section 4.1(d) of the Investment Agreement or Section 5 of this Agreement; (vi) Transfers of Voting Securities to the B/C/P Group; and (vii) Transfers of Voting Securities by the Stockholder to any transferee who, together with its Affiliates and Associates, would not, to the knowledge of Parent or the Stockholder, Beneficially Own in excess of 10% of the Total Voting Power as a result of such Transfer; provided that no such Transfers under clauses (i) or (iii) of this Section 1.02 may be made to any Person (including such Person's Affiliates and any Person or entities which are part of any 13D Group which includes such transferee or any of its Affiliates) that, after giving effect to such Transfer, would to the knowledge of Parent or the Stockholder Beneficially Own Voting Securities representing more than 10% of the Total Voting Power.

           Section 1.03. Voting Trust. Immediately following the Closing, the Stockholder and the Parent shall cause AP to deposit the Shares, and the Stockholder and the Parent shall deposit any other shares of Voting Securities Beneficially Owned by either of them or any of their Affiliates, into a voting trust (the "Voting Trust") to be established pursuant to a voting trust agreement (the "Voting Trust Agreement") with an independent voting trustee in a form reasonably satisfactory to Parent and the Company and which shall include the following provisions for the voting of the shares of Voting Securities deposited therein: until the Standstill Termination Date, all such shares shall (a) be voted or consented on all matters submitted to a vote of the Company's stockholders, other than the election of directors, either (i) in the case of votes at a stockholders meeting, in the same proportion as the votes cast by other holders of Voting Securities, or (ii) in the case of consents, so that the percentage of Stockholder Voting Power consented to on any matter equals the percentage of all other outstanding Voting Securities so consented; provided, that with respect to (x) any vote on a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, any sale of all or substantially all of the Company's assets or any issuance of Voting Securities that would represent in excess of 20% of the Total Voting Power prior to such issuance, including any of the foregoing involving the Stockholder or the Parent, or (y) any amendment to the Company's amended and restated certificate of incorporation or by-laws that would materially and adversely affect the Stockholder (including through its effect on the Alliance Agreement and the rights of the Voting Securities Beneficially Owned by the Stockholder), such shares may be voted as directed by the Stockholder and (b) in the election of directors, for the election of the Independent Directors nominated by the Board of Directors of the Company determined by a Majority Vote; provided, that with respect to any election of directors in respect of which any Person other than the Company is soliciting proxies, the Stockholder and the Parent shall cause all such shares to be voted, at the option of the Stockholder, either (i) as recommended by the Board of Directors or (ii) in the same proportion as the votes cast by the other holders of Voting Securities. The Voting Trust Agreement shall also provide that the Voting Trust shall not issue voting trust certificates or any interest in the Voting Trust to a Person other than the Stockholder or any of its Affiliates.

     Section 1.04. Further Restrictions on Conduct. The Parent and the Stockholder, as applicable, covenant and agree that until the Standstill Termination Date:

     (a) except in connection with the performance of the Alliance Agreement and the subsequent negotiations and agreements contemplated thereby, neither the Parent, the Stockholder nor any of their respective Affiliates will otherwise act, alone or in concert with others, to seek to affect or influence the Board of Directors or the control of the management of the Company or the businesses, operations, affairs, financial matters or policies of the Company (it being agreed that this paragraph shall not prohibit the Parent and its Subsidiaries, and their respective directors, officers and employees, from engaging in ordinary course business activities with the Company or having periodic discussions with directors, officers and employees of the Company regarding the Company's business, it being understood that such matters shall not include matters that, under applicable antitrust laws, could not be discussed among competitors);

     (b) other than in connection with the deposit of the Shares and other Voting Securities into the Voting Trust as required by
Section 1.03, the Stockholder shall not deposit any Voting Securities into any voting trust or subject any Voting Securities to any proxy (other than any revocable proxy to vote the Shares in a manner consistent with Sections 1.03 and 2.01 hereof), arrangement or agreement with respect to the voting or consenting with respect to such Voting Securities or other agreement having similar effect;

     (c) neither the Parent, the Stockholder nor any of their respective Affiliates shall initiate or propose any stockholder proposal or action or make, or in any way participate in or encourage, directly or indirectly, any "solicitation" of "proxies" to vote or written consents, or seek to influence any Person with respect to the voting of or consenting with respect to, any Voting Securities, or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on the date hereof) in any election contest with respect to the election or removal of the Independent Directors or in opposition to the recommendation of the majority of the directors of the Company with respect to any other matter;

     (d) other than as is contemplated by this Agreement, neither the Parent, the Stockholder, the Voting Trust nor any of their respective Affiliates shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other Person, for the purpose of acquiring, holding, voting or disposing of Voting Securities, or, otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act;

     (e) neither the Parent nor the Stockholder shall transfer its partnership interests in AP, nor cause or permit AP to admit new partners;

     (f) each of the Parent and the Stockholder shall, and shall cause its Affiliates to, deposit into the Voting Trust such additional shares of Voting Securities as they may acquire after the Closing; and

     (g) neither the Parent nor the Stockholder nor any of their respective Affiliates shall take any action inconsistent with the foregoing;

provided that the restrictions set forth in Sections 1.04 (a), (b),
(c) and (d) of this Agreement shall not apply to (i) any vote by the Parent or the Stockholder described in clauses (x), (y) or (z) of Section 1.03 of this Agreement, (ii) [intentionally omitted],
(iii) Northwest Airlines, Inc. acting as an alliance partner pursuant to the Alliance Agreement, (iv) the Parent or the Stockholder seeking a merger with the Company following the Company's delivery of a Termination Notice pursuant to Section 21 of the Alliance Agreement or (v) any action taken as permitted by
Section 1.01(a).

     Section 1.05 Reports. During the term of this Agreement, the Stockholder shall deliver to the Company, promptly after any Transfer of Voting Securities by the Stockholder, the Voting Trust or their respective Affiliates, an accurate written report specifying the amount and class of Voting Securities so Transferred and the amount of each class of Voting Securities owned by them after giving effect to such Transfer; provided, however, that such reporting obligation may be satisfied with respect to any such Transfer that is reported in a statement on Schedule 13D pursuant to the Exchange Act and the rules thereunder by delivering promptly to the Company a copy of such Schedule 13D statement. The Company shall be entitled to rely on such reports and statements on
Schedule 13D for all purposes of this Agreement.

                                      SECTION 2
                       BOARD OF DIRECTORS AND RELATED MATTERS

     Section 2.01.  Composition of Board of Directors.

     (a) The individuals listed on Exhibit 2.01 hereto shall, for purposes of this Agreement, constitute the Independent Directors immediately after the consummation of the Stock Purchase (the
"Closing").

     (b) Following the Closing, and until the Standstill Termination Date, the Company, the Parent, the Stockholder and their respective Affiliates shall take all such actions as are required under applicable law to cause Independent Directors to constitute at all times at least a majority of the Board of Directors. At each annual meeting of stockholders of the Company following the Closing, or at any time that a vacancy in a seat previously occupied by an Independent Director on the Board of Directors is to be filled, the identity of the Independent Director or Directors to stand for election to the Board of Directors or to fill the vacancy, as the case may be, shall be determined by a Majority Vote.

     (c) Without the prior written consent of the Parent, the Company shall not amend, alter or repeal its amended and restated certificate of incorporation or by-laws so as to eliminate or diminish the ability of stockholders of the Company to act by written consent or Section 1.10 of the Company's by-laws.

     Section 2.02. Transactions Involving the Stockholder. The parties agree that any material transaction between the Company and the Parent, the Stockholder or any of their respective Affiliates, or relating to this Agreement or the Alliance Agreement, including without limitation, any amendment, modification or waiver of any provision hereof or thereof, shall not be taken without the prior approval thereof by a Majority Vote.

     Section 2.03.  Significant Actions.  Promptly following the
Closing, the Company shall amend its by-laws to provide that no action described in Exhibit 2.03 hereto may be taken without prior approval thereof by a Majority Vote.

     Section 2.04. Management of the Business. Following the Closing and until the Standstill Termination Date, except as indicated in Section 2.02 above, management of the Company will continue to have full authority to operate the day-to-day business affairs of the Company to the same extent as prior to the Closing. In this regard, the Chief Executive Officer of the Company shall continue to be in charge of all matters within his authority on the date hereof, subject, as required by Delaware law, to the requirement that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors.

     Section 2.05. Executive Committee. Prior to the Closing, the Company shall cause the authority of the Executive Committee of the Company's Board of Directors to be modified to the reasonable satisfaction of the Parent, to permit such committee to approve only ordinary course transactions in which the Company engages from time to time, but which nonetheless require approval by the Board of Directors.

                                      SECTION 3
                                      COVENANTS

     Section 3.01. Legends. The Company shall cooperate and instruct its transfer agent and registrar to place legends on all shares of Class A Common Stock (and the Warrants) held by AP or any of its Affiliates to reflect that such shares are subject to the restrictions on voting and transfer set forth in the Investment Agreement and in this Agreement.

     Section 3.02. Issuance of Class A Common Stock. The Company shall not issue any additional shares of Class A Common Stock (except upon exercise of the Warrants outstanding as of the date hereof) or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or enter into any agreement or arrangement to do the same without giving the Stockholder pre-emptive rights which shall permit the Stockholder to acquire shares of Class A Common Stock concurrently with any such issuance.

     Section 3.03. Issuance of Class B Common Stock. The Company shall not, without giving the Stockholder pre-emptive rights, issue shares of Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock"), or securities convertible into or exercisable or exchangeable for shares of Class B Common Stock except to the extent that such shares (including underlying shares, in the case of securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) (a) in the case of such shares or convertible securities issued for the purpose of fulfillment of the Company's obligations under any present or future stock option plan, do not exceed the number of shares issued under such plans consistent with past practices, (b) in the case of such shares or convertible securities issued for any other purpose, do not exceed in the aggregate 5% of the outstanding shares of Class B Common Stock on the date of the Investment Agreement or (c) are issued pursuant to options, warrants or convertible securities issued and outstanding on, or commitments to issue such shares that are in effect on, the date hereof and which are disclosed in
Section 4.01(b).

     Section 3.04. Conversion; Interested Stockholders. The Company shall not seek a vote of its stockholders, approving any amendment to the Company's amended and restated certificate of incorporation or by-laws, nor shall it take any other action, that would, without the consent of the Parent, (a) eliminate AP's right in Section 2(e) of the Company's amended and restated certificate of incorporation to convert shares of Class A Common Stock into shares of Class D Common Stock, par value $.01 per share, (b) cause
Section 203 of the Delaware General Corporation laws to be applicable to the Company or (c) adopt an "interested stockholders" provision.

     Section 3.05. Transfer of Voting Trust Certificates. Prior to the Standstill Termination Date, the Stockholder shall not Transfer the voting trust certificates issued to it by the Voting Trust or any interest in the Voting Trust represented thereby.

     Section 3.06. Conduct. Each of the Company, the Parent and the Stockholder agrees that from the date hereof until the Closing, except as otherwise contemplated by this Agreement or with the prior written consent of the other, it and its subsidiaries shall not (a) change its principal line of business, (b) change the fundamental nature of its business or (c) dispose of any substantial portion of its assets.

     Section 3.07.  No Solicitation.

     (a) From the date hereof until the Closing, the Company and its subsidiaries, and the officers, directors, financial or legal advisors of the Company and its subsidiaries will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to the Company or any of its subsidiaries or afford access to the properties, books or records of the Company or any of its subsidiaries to, any person that may be considering making, or has made, an Acquisition Proposal; provided that, the Company may, in response to an unsolicited written proposal from a third party regarding an Acquisition Proposal engage in the activities specified in clause
(ii), if the Board of Directors of the Company determines in good faith, after obtaining and taking into account the advice of outside counsel, that such action is required for the Board of Directors of the Company to comply with its fiduciary duties under applicable law. The Company will promptly (and in no event later than 24 hours after having received the relevant Acquisition Proposal) notify the Parent (which notice shall be provided orally and in writing and shall identify the person making the Acquisition Proposal and set forth the material terms thereof) after having received any Acquisition Proposal, or request for nonpublic information relating to the Company or any of its subsidiaries or for access to the properties, books or records of the Company or any of its subsidiaries by any person who is considering making or has made an Acquisition Proposal. The Company will, to the extent consistent with the fiduciary duties of the Company's Board of Directors under applicable law, keep the Parent fully informed of the status and details of any such Acquisition Proposal or request. The Company shall, and shall cause its subsidiaries, and shall instruct the directors, officers and financial and legal advisors of the Company and its subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any persons conducted heretofore with respect to any Acquisition Proposal. Notwithstanding any provision of this Section, nothing in this Section shall prohibit the Company or its Board of Directors from taking and disclosing to the Company's stockholders a position with respect to an Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Company's stockholders which, in the judgment of the Board of Directors, taking into account the advice of outside counsel, is required under applicable law; provided that nothing in this sentence shall affect the obligations of the Company and its Board of Directors under any other provision of this Agreement.

     (b) From the date hereof until the Closing, the Parent and its subsidiaries, and the officers, directors, financial or legal advisors of the Parent and its subsidiaries will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to the Parent or any of its subsidiaries or afford access to the properties, books or records of the Parent or any of its subsidiaries to, any person that may be considering making, or has made, an Acquisition Proposal; provided that, the Parent may, in response to an unsolicited written proposal from a third party regarding an Acquisition Proposal engage in the activities specified in clause
(ii), if the Board of Directors of the Parent determines in good faith, after obtaining and taking into account the advice of outside counsel, that such action is required for the Board of Directors of the Parent to comply with its fiduciary duties under applicable law. The Parent will promptly (and in no event later than 24 hours after having received the relevant Acquisition Proposal) notify the Company (which notice shall be provided orally and in writing and shall identify the person making the Acquisition Proposal and set forth the material terms thereof) after having received any Acquisition Proposal, or request for nonpublic information relating to the Parent or any of its subsidiaries or for access to the properties, books or records of the Parent or any of its subsidiaries by any person who is considering making or has made an Acquisition Proposal. The Parent will, to the extent consistent with the fiduciary duties of the Parent's Board of Directors under applicable law, keep the Company fully informed of the status and details of any such Acquisition Proposal or request. The Parent shall, and shall cause its subsidiaries, and shall instruct the directors, officers and financial and legal advisors of the Parent and its subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any persons conducted heretofore with respect to any Acquisition Proposal. Notwithstanding any provision of this Section, nothing in this Section shall prohibit the Parent or its Board of Directors from taking and disclosing to the Parent's stockholders a position with respect to an Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Parent's stockholders which, in the judgment of the Board of Directors, taking into account the advice of outside counsel, is required under applicable law; provided that nothing in this sentence shall affect the obligations of the Parent and its Board of Directors under any other provision of this Agreement.

                                      SECTION 4
                           REPRESENTATIONS AND WARRANTIES

     Section 4.01.  Representations and Warranties of the Company.

     (a) The Company represents and warrants to the Parent and the Stockholder that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (ii) the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby, and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

     (b) Company Capitalization. The authorized capital stock of the Company consists of (i) 10,000,000 shares of Preferred Stock, par value $.01 per share ("Company Preferred Stock"), and (ii) (x) 50,000,000 shares of Class A Common Stock, (y) 200,000,000 shares of Class B Common Stock and (z) 50,000,000 shares of Class D Common Stock. As of the close of business on December 31, 1997, there were (i) no shares of Company Preferred Stock, 8,379,464 shares of Class A Common Stock, 50,512,010 shares of Class B Common Stock and no shares of Class D Common Stock issued and outstanding; (ii) no shares of capital stock of the Company held in the treasury of the Company; (iii) 5,991,472 shares of Class B Common Stock reserved for issuance upon exercise of outstanding stock options of the Company pursuant to the Company's employee stock option and similar plans; (iv) 7,617,155 shares of Class B Common Stock reserved for issuance upon the conversion of the Company's outstanding 6-3/4% Convertible Subordinated Notes due 2006; (v) 10,311,208 shares of Class B Common Stock reserved for issuance upon the conversion of the Company's outstanding 8-1/2% Convertible Subordinated Deferrable Interest Debentures due 2020; (vi) 3,039,468 shares of Class A Common Stock issuable upon exercise of the Warrants; and
(vii) 308,343 shares of Class B Common Stock issuable upon exercise of the Warrants. Except as described in the immediately preceding sentence, there are no securities of the Company (or any of its affiliates) currently outstanding that are convertible into or exercisable or exchangeable for shares of Company Common Stock other than (a) options to purchase shares of Class B Common Stock granted in accordance with past practice pursuant to stock option and similar plans, (b) options to purchase shares of Class B Common Stock granted pursuant to the Company's 1997 Employee Stock Purchase Plan, (c) shares of Class A Common Stock, which are convertible into shares of Class B Common Stock or Class D Common Stock on a one-for-one basis and (d) commitments to issue not in excess of 25,000 shares of Class B Common Stock to correct record-keeping errors in connection with the Company's 1994 Employee Stock Purchase Plan. All outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable.

     Section 4.02. Representations and Warranties of the Parent. The Parent represents and warrants to the Company that (a) it and the Stockholder are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and each has the power and authority to enter into this Agreement and to carry out its respective obligations hereunder, (b) the execution and delivery of this Agreement by the Parent and the Stockholder and the consummation thereby of the transactions contemplated hereby have been duly authorized by all necessary action on their parts and no other proceedings on their parts are necessary to authorize this Agreement or any of the transactions contemplated hereby, and (c) this Agreement has been duly executed and delivered by the Parent and the Stockholder and constitutes a valid and binding obligation of each of them, and is enforceable against each of them in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

                                      SECTION 5
                          TERMINATION OF ALLIANCE AGREEMENT

     Section 5.01. Stockholder's Election. Within thirty (30) days following the delivery by the Company of a Termination Notice pursuant to Section 21(a) of the Alliance Agreement, the Parent shall make an election (an "Election") of either the merger procedures specified in Section 5.02 (the "Merger Procedures") or the stock sale procedure specified in Section 5.03 (the "Stock Sale Procedure") by delivering to the Company a Notice of Election. If the Stockholder initially elects the Merger Procedure (a "Merger Election"), it may at any time prior to the execution by the Parent and the Company of a definitive agreement for a merger transaction, upon written notice to the Company, irrevocably elect to abandon the Merger Procedure and elect the Stock Sale Procedure, in which latter event the Parent shall have 18 months following its election of the Stock Sale Procedure to consummate the sale of its shares.
If the Stockholder initially elects the Stock Sale Procedure (the "Stock Sale Election"), it may not, at any time thereafter, make a Merger Election. If the Stockholder fails timely to make an Election, it shall be deemed to have made a Stock Sale Election.

     Section 5.02.  Merger Procedure.

     (a) If the Stockholder makes a Merger Election, it shall within 30 days after doing so submit a notice to the Company setting forth the material terms and conditions upon which it would propose to acquire the Voting Securities not Beneficially Owned by it and its Affiliates (the "Merger Proposal"). After the Merger Election, the Company shall promptly establish a committee of the Board of Directors (the "Special Committee") composed of only, and at least three (3), Independent Directors as determined by a Majority Vote, which shall have the authority to consider, review, and negotiate the terms of, and to make a recommendation to the full Board of Directors regarding, the Merger Proposal, and to retain, at the Company's expense, counsel, financial advisors and other advisors, and to take such other actions customarily delegated to a committee of independent directors in similar circumstances. If the Stockholder submits a Merger Proposal, the Stockholder and the Special Committee shall negotiate in good faith and use their best efforts to agree upon the terms of a merger at the earliest practicable date consistent with the Special Committee's fiduciary duties.

     (b) (i) If the Stockholder and the Company do not enter into a definitive merger agreement within six (6) months of the establishment of the Special Committee, on the third day after the six month anniversary of the establishment of the Special Committee (the "Initiation Date"), the Company will designate an investment banking firm of recognized national standing (the "Company's Appraiser") and the Stockholder will designate an investment banking firm of recognized national standing (the "Parent's Appraiser"), in each case to determine the "Merger Value". The Stockholder acknowledges and agrees that the consideration that would constitute the Merger Value is the price per share of Voting Securities that an unrelated third party would pay if it were to acquire all outstanding shares of Voting Securities (other than the shares held by the Stockholder and its Affiliates) in one or more arm's-length transactions, assuming that the Shares were being sold in a manner designed to attract all possible participants. Each of the investment banking firms referred to herein will be instructed to determine the Merger Value in this manner.

           (ii) Within thirty (30) days after the Initiation Date, the Company's Appraiser and the Parent's Appraiser will each determine its initial view as to the Merger Value and consult with one another with respect thereto. By the 45th day after the Initiation Date, the Company's Appraiser and the Parent's Appraiser will each have determined its final view as to the Merger Value.
At that point, if the Higher Appraised Amount (as defined below) is not more than 110% of the Lower Appraised Amount (as defined below), the Merger Value will be the average of those two views. Otherwise, the Company's Appraiser and the Parent's Appraiser will agree upon and jointly designate a third investment banking firm of recognized national standing (the "Mutually Designated Appraiser") to determine its view of the Merger Value. The Mutually Designated Appraiser will not be permitted to see or otherwise have access to, or be informed of, the results of the appraisals of Merger Value by the Company's Appraiser and the Parent's Appraiser, or any component of either appraiser's analysis which led to its conclusions, and each of the Parent and the Company agree to comply with the foregoing provision. The Mutually Designated appraiser will, no later than the 65th day after the Initiation Date, determine the Merger Value (the "Mutually Appraised Amount"). The Merger Value will be (x) the Mutually Appraised Amount, if such amount falls within the range of values that is between the Lower Appraised Amount and the Higher Appraised Amount, (y) the Lower Appraised Amount if such amount is below the Lower Appraised Amount, and (z) the Higher Appraised Amount if such amount is above the Higher Appraised Amount.

     As used herein, "Lower Appraised Amount" means the lower of the respective final views of the Company's Appraiser and the Parent's Appraiser as to the Merger Value and "Higher Appraised Amount" means the higher of such respective final views.

     The Company and the Parent shall be responsible for the payment of fees and expenses to the respective investment banking firms designated by them, and shall each be responsible for 50% of the fees and expenses payable to the Mutually Designated Appraiser.

     (iii) If, within fifteen (15) days of the determination of the Merger Value as provided above (such fifteenth day being referred to as the "Trigger Date"), (A) the Stockholder is unwilling to enter into a definitive merger agreement at the Merger Value, then the Stockholder shall be required to dispose of the shares of Voting Securities Beneficially Owned by it and its Affiliates pursuant to the Stock Sale Procedure within eighteen (18) months of the Trigger Date or (B) the Company's Board of Directors and the Special Committee are unwilling to approve and recommend a definitive merger agreement at the Merger Value, then the provisions of this Agreement (other than Section 7) shall terminate in all respects.

     5.03. Stock Election Procedure. (a) If the Stockholder makes a Stock Sale Election, then it shall, within twenty-four (24) months of the delivery of the Termination Notice, sell the shares of Voting Securities Beneficially Owned by it and its Affiliates (the "Selling Stockholders"), at its option, either (i) in one or a series of privately negotiated sales of 15% or more of Voting Securities Beneficially Owned by the Selling Stockholders (each, a "Private Sale" and together, "Private Sales") or (ii) in any other manner that the Selling Stockholders elect in their sole discretion.

     (b)   Each Selling Stockholder shall give the Company fifteen
(15) days' prior written notice of its intention to effect a Private Sale, which notice (a "Sales Notice") shall include the material terms and conditions of the Private Sale, the date that the sale is expected to close, and the proposed purchaser or purchasers. A Sales Notice given with respect to a Private Sale shall also include a certification by such Stockholder that the Private Sale described therein is to a bona fide purchaser who such Stockholder reasonably believes has the financial resources to complete the sale and would not be prohibited by law or regulation from doing so.

     (c) The Company may, by action of its Board of Directors upon a Majority Vote, by notice to such Stockholder given not more than twenty (20) days after the Sales Notice, reject a Private Sale (or a series of contemporaneous Private Sales) based upon its good faith determination that the sale or sales to such prospective purchaser (or purchasers) would be injurious to the interests of the Company and the holders of the Company's Voting Securities (other than such Stockholder and its Affiliates) by virtue of the prior business practices of such prospective purchaser or purchasers, it being understood in that regard that the fact that such purchaser is an airline or is affiliated with an airline shall not be the basis for any such determination nor shall the fact that the Board of Directors concludes that wide dispersal of the ownership of Voting Securities is in the best interests of the Company's stockholders. Upon receiving notice of such determination, the Stockholder and its Affiliates shall terminate discussions with such prospective purchaser or purchasers. The Company's right to reject a purchaser (or purchasers) under this Section shall be exercised only once and, upon its exercise, the Company shall have no such further rights.

                                      SECTION 6
                                    MISCELLANEOUS

     Section 6.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing
(including telecopy) and shall be given,

     if to the Company, to:

     Continental Airlines, Inc.
     1600 Smith Street
     Dept. HQSEO
     Houston, Texas  77002
     Fax:  (713) 324-2687
     Attention:  General Counsel

     with a copy to:
     Morris, Nichols, Arsht & Tunnell
     1201 N. Market Street
     P.O. Box 1347
     Wilmington, DE  19899-1347
     Fax:  (302) 658-3989
     Attention:  A. Gilchrist Sparks, III

     if to the Parent, to:

     Northwest Airlines Holdings Corporation
     5101 Northwest Drive
     St. Paul, Minnesota  55111
     Fax:  (612) 726-7123
     Attention:  General Counsel

     with a copy to:

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York  10017-3954
     Attention:  Caroline B. Gottschalk
     Fax:  (212) 455-2502

     if to the Stockholder, to:

     Northwest Airlines Corporation
     5101 Northwest Drive
     St. Paul, Minnesota  55111
     Attention:  General Counsel
     Fax:  (612) 726-7123

     with a copy to:

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York  10017-3954
     Attention:  Caroline B. Gottschalk
     Fax:  (212) 455-2502

or such address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto.
Each such notice, request or other communication shall be effective when delivered personally, telegraphed, or telecopies, or, if mailed, five business days after the date of the mailing.

     Section 6.02.  Amendments; No Waivers.

     (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver has been approved pursuant to Section 2.02 and is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 6.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 6.04.  Governing Law; Consent to Jurisdiction.

     (a) This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

     (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is being brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.01 shall be deemed effective service of process on such party.

     Section 6.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

     Section 6.06. Specific Performance. The parties hereto each acknowledge and agree that the parties' respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agrees that, in the event of a breach or threatened breach by any of them of the provisions of this Agreement, in addition to any remedies at law, the aggrieved party, without posting any bond and without any showing of irreparable injury shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

     Section 6.07.  Termination.

     (a) If, prior to the Closing, the Investment Agreement shall have been terminated or abandoned pursuant to Section 7.1 of the Investment Agreement, this Agreement shall terminate.

     (b) If, after Closing, the Stockholder and its Affiliates cease to Beneficially Own Voting Securities representing at least
10% of the Fully Diluted Voting Power, this Agreement shall terminate.

     (c) If the sixth anniversary of the Closing shall have occurred and this Agreement shall not have already been terminated pursuant to (a) or (b) above, the parties' obligations under this Agreement shall terminate.

     Section 6.08. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided that the parties hereto shall negotiate in good faith to attempt to place the parties in the same position as they would have been in had such provision not been held to be invalid, void or unenforceable.

     Section 6.09. Non-Exclusivity. No action or transaction taken in accordance with the express provisions of, and as expressly permitted by, any provision of this Agreement shall be treated as a breach of any other provision of this Agreement, notwithstanding that such action or transaction shall not have been expressly excepted from such latter provision.

                                      SECTION 7
                                   CLOSING EVENTS

     Section 7.01. Agreements. At Closing: (a) the Company shall enter into an amendment to the Registration Rights Agreement with AP, which amendment shall extend the benefits of such agreement, including "demand" registration rights, to the Stockholder in respect of all shares of Voting Securities owned directly or indirectly by the Stockholder and all shares of Company Class A Common Stock and any other Voting Securities held by AP or distributed to the partners of AP;

     (b) The Parent and the Stockholder shall enter into the Voting Trust Agreement; and

     (c) The Company shall have adopted an "Eligible Rights Plan" and the rights issued thereunder shall have been distributed to the holders of Voting Securities. For purposes of this Section 7.01, an "Eligible Rights Plan" shall mean a shareholder rights plan, with reasonably customary terms and conditions, with an "acquiring person" threshold of 15%; provided that the threshold for an Institutional Investor shall be 20%, and further provided that the definition of acquiring person shall exclude the Stockholder and the Parent (a) prior to the termination of the Parent's and the Stockholder's obligations hereunder, if and to the extent they take any action permitted by and in compliance with the terms of this Agreement and (b) after the termination of the Parent's and the Stockholder's obligations hereunder with respect to any and all transfers of Voting Securities owned by them in any manner. The Company covenants and agrees that, so long as the Parent Beneficially Owns Voting Securities representing no less than 15% of the Total Voting Power, it shall not (a) amend an existing Eligible Rights Plan so as to cause such plan not to constitute an Eligible Rights Plan or (b) adopt a shareholder rights plan that is not an Eligible Rights Plan. Parent agrees and acknowledges that the Rights Agreement is an Eligible Rights Plan.

                                      SECTION 8
                                     DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving a Person or any of its subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, a Person or any of its subsidiaries, other than the transactions contemplated by this Agreement.

     "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement).

     "Alliance Agreement" shall mean that certain Master Alliance
Agreement dated as of January 25, 1998 between Northwest Airlines, Inc., an indirect wholly owned subsidiary of Parent, and the Company.

     "AP" shall mean Air Partners, L.P., a Texas limited partnership.

     "Associate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement).

     "B/C/P Group" shall mean David Bonderman, James Coulter or William S. Price, III, or any Person with respect to which one or more of them (i) directly or indirectly controls at least 50.1% of the voting power, (ii) directly or indirectly controls at least 50.1% of the equity, or (iii) directly or indirectly controls in a manner substantially similar to the control that the general partner of AP has over AP pursuant to and as provided in the "Partnership Agreement" (as defined in the Investment Agreement), which Persons described in clause (iii) shall include 1998 CAI Partners, L.P., a Texas limited partnership, under its partnership agreement and ownership structure in effect on November 20, 1998.

     "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange
Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; for the avoidance of doubt, securities with respect to which the Stockholder or the Parent has been granted a proxy pursuant to the Investment Agreement shall be deemed to be beneficially owned by the Stockholder or the Parent.

     "Board of Directors" shall mean the board of directors of the Company. Without limiting the foregoing, any Securities owned by the Voting Trust shall be deemed to be Beneficially Owned by the Stockholder and the Parent.

     "Class A Common Stock" shall mean shares of Class A Common
Stock, par value $.01 per share, of the Company.

     "Closing" shall have the meaning specified in Section 2.01 of this Agreement.

     "Company Common Stock" shall mean Class A Common Stock, Class B Common Stock or Class D Common Stock.

     "Exchange Act" shall mean the Securities Exchange Act of 1934.

     "Fully Diluted Voting Power" of any Person shall be calculated by dividing (i) the sum of (A) ten times the aggregate number of shares of Company Class A Common Stock beneficially owned by such Person (assuming exercise of the Warrants, in the case of the Partnership, and exercise of any other outstanding securities held by such Person that are convertible into or exercisable or exchangeable for shares of Company Class A Common Stock) and (B) the number of shares of Company Class B Common Stock beneficially owned by such Person (assuming exercise of any outstanding securities held by such Person that are convertible into or exercisable or exchangeable for shares of Company Class B Common Stock) by (ii) the sum of (A) ten times the aggregate number of outstanding shares of Company Class A Common Stock (assuming the exercise of all outstanding securities convertible into or exercisable or exchangeable for shares of Company Class A Common Stock) and (B) the aggregate number of outstanding shares of Company Class B Common Stock (assuming the exercise of all outstanding securities convertible into or exercisable or exchangeable for shares of Company Class B Common Stock).

     "Independent Director" shall mean any person listed on Exhibit
2.01 to this Agreement, (ii) and any other person selected as an Independent Director in accordance with Section 2.01(b) of this Agreement and (iii) any other person, who is elected to the Board of Directors in an election of directors in respect of which any Person other than the Company is soliciting proxies; provided that any such other person so selected shall be independent of and otherwise unaffiliated with the Parent or the Company (other than as an Independent Director), and shall not be an officer or an employee, consultant or advisor (financial, legal or other) of the Parent or the Company or any of their respective Affiliates, or any person who shall have served in any such capacity within the three-year period immediately preceding the date such determination is made.

     "Institutional Investor" shall mean (i) a Person who is an "Institutional Investor," as that term is defined in the Rights Agreement, provided that such Person has not also become an "Acquiring Person," as that term is defined in the Rights Agreement or (ii) a Person who was an Institutional Investor, as that term is defined in the Rights Agreement, but ceased to be an Institutional Investor pursuant to the second to last sentence of the definition of "Acquiring Person" set forth in the Rights Agreement, provided that such Person has not (x) become an Acquiring Person as the result of a determination made by the Board of Directors in accordance with the last sentence of the definition of "Acquiring Person" set forth in the Rights Agreement or (y) otherwise become an "Acquiring Person" under the Rights Agreement.

     "Investment Agreement" shall mean that certain Investment Agreement dated as of January 25, 1998, as amended by Amendment No. 1 dated February 27, 1998 and Amendment No. 2 dated as of November 20, 1998, among the Parent, the Stockholder, AP, the partners of AP signatory thereto, Bonderman Family Limited Partnership, 1992 Air, Inc. and Air Saipan, Inc..

     "Majority Vote" shall mean the affirmative vote of a majority of the Board of Directors, including the affirmative vote of a majority of the Independent Directors.

     "Permitted Percentage" shall mean 50.1% of the Fully Diluted Voting Power or such percentage as shall hereafter become the Permitted Percentage in accordance with Section 1.01(d).

     "Person" shall mean any individual partnership (limited or general), joint venture, limited liability company, corporation, trust, business trust, unincorporated organization, government or department or agency of a government.

     "Rights Agreement" shall mean that certain Rights Agreement dated as of November 20, 1998, as amended by the First Amendment dated as of February 8, 2000 by and between the Company and Harris Trust and Savings Bank.

     "Standstill Termination Date" shall mean the earlier of (i) the sixth anniversary of the Closing and (ii) the date on which the Stockholder and its Affiliates cease to Beneficially Own Voting Securities representing at least 10% of the Fully Diluted Voting Power.

     "Stockholder Voting Power" at any time shall mean the aggregate voting power in the general election of directors of all Voting
Securities then Beneficially Owned by the Stockholder and its Affiliates.

     "Stock Purchase" shall mean the Stockholder's acquisition of the shares of Class A Common Stock held by certain affiliates of AP pursuant to the terms of the Investment Agreement.

     "Subsidiary" shall mean, as to any Person, any Person at least a majority of the shares of stock or other equity interests of which having general voting power under ordinary circumstances to elect a majority of the board of directors (or comparable governing body) thereof (irrespective of whether or not at the time stock or equity of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person, or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     "13D Group" shall mean any group of Persons acquiring, holding, voting or disposing of Voting Securities which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.

     "Total Voting Power" at any time shall mean the total combined voting power in the general election of directors of all the Voting Securities then outstanding.

     "Transfer" shall mean any sale, exchange, transfer, pledge, encumbrance or other disposition, and "to Transfer" shall mean to sell, exchange, transfer, pledge, encumber or otherwise dispose of.

     "Voting Securities" shall mean at any time shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors including, without limitation, the Class A Common Stock and the Class B Common Stock.

     "Voting Trust" shall have the meaning set forth in Section
1.03.

     "Warrants" shall have the meaning set forth in the Investment
Agreement.

                  [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

                                NORTHWEST AIRLINES CORPORATION

                                By:_________________________________
                                   Douglas M. Steenland
                                   Executive Vice President,
                                   General Counsel and Secretary

                                NORTHWEST AIRLINES HOLDINGS CORPORATION

                                By:_________________________________
                                   Douglas M. Steenland
                                   Executive Vice President,
                                   General Counsel and Secretary

                                CONTINENTAL AIRLINES, INC.

                                By:_________________________________
                                   Jeffery A. Smisek
                                   Executive Vice President,
                                   General Counsel and Secretary

                       EXHIBIT 2.01 TO GOVERNANCE AGREEMENT

                                Lloyd M. Bentsen, Jr.
                                Douglas H. McCorkindale
                                George G.C. Parker
                                Richard W. Pogue
                                Karen Hastie Williams
                                Charles A. Yamarone
                                Donald L. Sturm
                                Patrick Foley

                       EXHIBIT 2.03 TO GOVERNANCE AGREEMENT
                                (Significant Actions)

     1. Any amendment to the certificate of incorporation or by-laws of the Company.

     2. Any reclassification, combination, split, subdivision, redemption, purchase or other acquisition, directly or indirectly, of any debt or equity security of the Company or any Subsidiary of the Company (other than pursuant to existing stock option plans or agreements or by or on behalf of any existing employee benefit plan of the Company).

     3. Any sale, lease, transfer or other disposition (other than in the ordinary course of business consistent with past practice), in one or more related transactions, of the assets of the Company or any Subsidiary, the book value of which assets exceeds 5% of the consolidated assets of the Company and its Subsidiaries.

     4. Any merger, consolidation, liquidation or dissolution of the Company or any Subsidiary of the Company, other than any such merger or consolidation of any Subsidiary of the Company with and into the Company or another wholly-owned Subsidiary of the Company.

     5. Any acquisition of any other business which would constitute a "Significant Subsidiary" (as defined in Section 1.02 of Regulation S-X under the Exchange Act) of the Company.

     6. Any acquisition by the Company or any Subsidiary of the Company of assets (not in the ordinary course of business consistent with past practice) in one or more related transactions which assets have a value which exceeds 5% of the consolidated assets of the Company and its Subsidiaries.

     7. Any issuance or sale of any capital stock of the Company or any Subsidiary of the Company, other than issuance of capital stock of the Company authorized for issuance pursuant to stock plans or agreements in effect, or securities issued and outstanding, at the date of Closing.

     8. Any declaration or payment of any dividend or distribution with respect to shares of the capital stock of the Company or any Subsidiary (other than wholly-owned Subsidiaries of the Company).

     9. Any incurrence, assumption or issuance by the Company or its Subsidiaries of any indebtedness for money borrowed, not in the ordinary course of business consistent with past practice, if, immediately after giving effect thereto and the application of proceeds therefrom, the aggregate amount of such indebtedness of the Company and its Subsidiaries would exceed $500 million.

     10. Establishment of, or continued existence of, any committee of the Board of Directors with the power to approve any of the foregoing.

     11. The termination or election or appointment of executive officers of the Company.

                                                       EXHIBIT 99.3

                      FIRST AMENDMENT TO SUPPLEMENTAL AGREEMENT


     THIS FIRST AMENDMENT TO SUPPLEMENTAL AGREEMENT (this "Amendment") is made as of this 8th day of February, 2000 among Continental Airlines, Inc., a Delaware corporation (the "Company"), Northwest Airlines Corporation, a Delaware corporation formerly named Newbridge Parent Corporation (the "Stockholder"), and Northwest Airlines Holdings Corporation, a Delaware corporation formerly named Northwest Airlines Corporation ("Parent").

     WHEREAS, the Parent, the Stockholder and the Company have entered into that certain Supplemental Agreement dated as of November 20, 1998 (the "Supplemental Agreement").

     WHEREAS, the Company has entered into the First Amendment to Rights Agreement, dated as of February 8, 2000, by and between the Company and Harris Trust and Savings Bank (the "Rights Agreement
Amendment").

     WHEREAS, the Parent, the Stockholder and the Company have entered into that certain Amended and Restated Governance Agreement dated as of February 8, 2000 (the "Amended and Restated Governance Agreement").

     WHEREAS, the Parent, the Stockholder and the Company have determined that it is desirable to amend the Supplemental Agreement to reflect therein the amendments made in the Amended and Restated Governance Agreement and the Rights Agreement Amendment.

     WHEREAS, this Amendment has been approved by a Majority Vote
(as defined in the Supplemental Agreement).

     NOW THEREFORE, the Parent, the Stockholder and the Company intending to be legally bound, hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Supplemental Agreement.

     2. The definition of "Eligible Rights Plan" in Section 28 of the Supplemental Agreement shall be amended and restated in its entirety as follows:

           "Eligible Rights Plan" shall have the meaning set forth in Section 7.01 (c) of the Governance
           Agreement.

     3. The definition of "Governance Agreement" in Section 28 of the Supplemental Agreement shall be amended and restated in its entirety as follows:

           "Governance Agreement" shall mean the Amended and Restated Governance Agreement between the Company, the Parent and the Stockholder, dated as of February 8, 2000.

     4.    The definition of "Rights Plan" in Section 28 of the
Supplemental Agreement shall be amended and restated in its entirety as follows:

           "Rights Plan" shall mean the Rights Agreement, dated as of November 20, 1998, as amended by the First Amendment to Rights Agreement, dated as of February 8, 2000, between the Company and Harris
           Trust and Savings Bank.

     5. All references in the Supplemental Agreement to Newbridge Parent Corporation, a Delaware corporation, are hereby modified to refer to Northwest Airlines Corporation, a Delaware corporation.

     6. All references in the Supplemental Agreement to Northwest Airlines Corporation, a Delaware corporation, are hereby modified to refer to Northwest Airlines Holdings Corporation, a Delaware corporation.

     7. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     8. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Supplemental Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Supplemental Agreement to be executed as of the date first referred to above.

                                NORTHWEST AIRLINES CORPORATION


                                By:
                                   Douglas M. Steenland
                                   Executive Vice President,
                                   General Counsel and Secretary


                                NORTHWEST AIRLINES HOLDINGS CORPORATION



                                By:
                                   Douglas M. Steenland
                                   Executive Vice President,
                                   General Counsel and Secretary


                                CONTINENTAL AIRLINES, INC.


                                By:
                                   Jeffery A. Smisek
                                   Executive Vice President,
                                   General Counsel and Secretary